Exhibit 99.1

DuPont Becomes Independent Company, Uniquely Positioned to Drive Innovation-Led Growth and Shareholder Value

•	Creates a more focused, multi-industrial company delivering highly specialized products and solutions aligned with high growth, high return opportunities in transformational markets

•	Begins regular way trading under “DD” ticker symbol

WILMINGTON, Del., June 3, 2019 – DuPont de Nemours, Inc. (“DuPont”), the premier innovation provider of value-added specialized solutions that transform industries and everyday life, today announced its debut as an independent company following the successful separation of its Agriculture Division through the spin-off of Corteva, Inc. (“Corteva”). The company was formerly known as DowDuPont Inc. DuPont common stock begins regular way trading today on the New York Stock Exchange (NYSE) under the ticker symbol “DD.”

“The new DuPont launches today with leading market positions in four core markets and strong geographic, customer and end-market diversification,” said Ed Breen, Executive Chairman of DuPont. “The company expects to drive above GDP growth through disciplined innovation, a relentless focus on ROIC, and a best-in-class cost structure. With these priorities, combined with active portfolio management and a commitment to capital returns, DuPont will remain intently focused on delivering value for our shareholders.”

Marc Doyle, Chief Executive Officer of DuPont, added, “DuPont is uniquely positioned to leverage its balanced portfolio, deep customer relationships, R&D expertise, and competitive operating model to win in the marketplace and drive value for all its stakeholders. The company is differentiated by its materials, ingredients and solutions expertise aligned with attractive, high-growth market trends – particularly health and wellness, advanced mobility, connectivity and sustainability – where our customer-driven innovation and value-added solutions play a transformational role.”

DuPont has a presence in over 70 countries, with headquarters in Wilmington, Delaware, and operates approximately 170 manufacturing sites, over 10 global R&D centers and 10 global innovation centers.

Immediately following the distribution of Corteva common stock on June 1, 2019, DuPont completed a 1-for-3 reverse stock split and as a result DuPont common stockholders now hold one share of common stock of DuPont for every three shares of DowDuPont common stock held prior to the reverse stock split.

Additional information about DuPont is available at www.dupont.com.

About DuPont

DuPont (NYSE: DD) is a global innovation leader with technology-based materials, ingredients and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, health and wellness, food, and worker safety. More information can be found at www.dupont.com.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

On April 1, 2019, the company completed the separation of its materials science business into a separate and independent public company by way of a pro rata dividend-in-kind of all the then outstanding stock of Dow Inc. (the “Dow Distribution”). The company completed the separation of its agriculture business into a separate and independent public company on June 1, 2019, by way of a pro rata dividend-in-kind of all the then outstanding stock of Corteva, Inc. (the “Corteva Distribution”).

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond DowDuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) ability and costs to achieve all the expected benefits from the Dow Distribution and the Corteva Distribution (together, the “Distributions”); (ii) constraints on DuPont’s ability to transfer certain assets and businesses to third parties without taking certain actions or meeting certain conditions under an agreement entered in connection with the Corteva Distribution; (iii) restrictions under intellectual property cross license agreements entered into in connection with the Distributions; (iv) non-compete restrictions under the Separation Agreement entered into in connection with the Distributions; (v) the incurrence of significant costs in connection with the Distributions, including costs to service debt incurred by the company to establish the relative credit profiles of Corteva, Dow and DuPont and increased costs related to supply, service and other arrangements that, prior to the Dow Distribution, were between entities under the common control of DuPont; (vi) risks related to indemnification obligations of Historical DuPont contingent liabilities in connection with the Corteva distribution (vii) potential liability arising from fraudulent conveyance and similar laws in connection with the Distributions; (viii) disruptions or business uncertainty, including from the Distributions, could adversely impact DowDuPont’s business or financial performance and its ability to retain and hire key personnel; (ix) uncertainty as to the long-term value of DuPont common stock; (x) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; (xi) uncertainties related to share buybacks including board approval and costs, time and ability to complete; and (xii) risks to DuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DuPont’s current, quarterly and annual reports and other filings made with the U.S. Securities and Exchange Commission, in each case, as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DuPont’s 2018 Annual Report on Form 10-K as modified by DuPont’s 2019 quarterly reports on Form 10-Q and current reports on Form 8-K.

#    #    #

6/3/19

DuPont Media

Dan Turner

302-996-8372

daniel.a.turner@dupont.com

DuPont Investor Relations

Lori Koch

302-999-5631

lori.d.koch@dupont.com

2